UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2024

Free Flow, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54868	45-3838831
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

(Address of Principal Executive Offices)

6269 Caledon Road

King George, VA 22485

(Registrant’s Telephone Number)

(703) 789 3344

Callie Tempest Jones, Esq.

175 S. Main Street, # 1410

Salt Lake City, UT 84111

(801) 303 5721

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(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

a)On March 6, 2024, Accurate Auto Parts, Inc. a wholly owned subsidiary of Free Flow, Inc.  (the “Registrant”),  transacted a Sales Contract (the “Sales Contract”) executed on March 4, 2024 pursuant to which the Registrant sold the CRE asset addressed as 6269 Caledon Road, King George, VA 22485 owned by Accurate Auto Parts, Inc. to Trusted Auto Parts, LLC (the “Purchaser”), with a principal place of business at 12689 Catawba Drive, Woodbridge, VA 22192 for a gross price of $1,700,000.

b)The Registrant continues  its operations by buying inventory from other Recycling Facilities and act as a trader in the same line of business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREE FLOW, INC.

(Registrant)
Date: March 8, 2024	Sabir Saleem, CEO